1 Fourth Quarter & Full Year 2022 Earnings February 1, 2023

2IDEX Proprietary & Confidential Agenda IDEX Business Overview • IDEX Overview • Segment Outlook Financials • Q4 & Full Year 2022 Performance • Full Year 2022 Adjusted EBITDA Walk 2023 Guidance Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13734461 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s first quarter 2023 and full year 2023 outlook including expected organic sales growth, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior and capital deployment, availability of cash and financing alternatives and the anticipated benefits of the Company’s acquisitions, including the acquisitions of ABEL Pumps, L.P. and certain of its affiliates, Airtech Group, Inc., US Valve Corporation and related entities ("Airtech"), Nexsight, LLC and its businesses Envirosight, WinCan, MyTana and Pipeline Renewal Technologies (“Nexsight”), KZ CO. ("KZValve") and Muon Group, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: the impact of health epidemics and pandemics, including the COVID-19 pandemic, and the impact of related governmental actions, on the Company’s ability to operate its business and facilities, on its customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars, including Russia's invasion of Ukraine and the global response to this invasion, which, along with the ongoing effects of the COVID-19 pandemic, could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies and freight logistical challenges; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending December 31, 2022, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Record Year in a Challenging Environment • Record financial results • Strong growth across all three segments • Margin expansion amid record inflation • All time high capital deployment Growth Outperformance and Operational Excellence • Strong foundation entering 2023 • Calibration to a compressed end-to-end order fulfillment cycle • Execution regardless of environment • Ample capital to support M&A and organic reinvestment

7IDEX Proprietary & Confidential 2023 IDEX Segment Outlook Fluid & Metering Technology Health & Science Technology Fire & Safety / Diversified FY’22 Revenue $1.2B / 37% of Total FY’22 Revenue $1.3B / 42% of Total FY’22 Revenue $0.7B / 21% of Total Market Outlook Growth vs IDEX 1-5% Guide Key Margin Drivers Agriculture, Water and Energy Industrial, Chemical Life Science, AI, Auto Semicon, Pharma, Industrial Fire and Rescue, Auto, Aero Dispensing • Strong price-cost and productivity • Lost volume leverage depending on top line results • Continued price-cost tailwind • Mix pressure from lower Dispensing volume • Favorable price-cost and improved productivity • Pressure from continued reinvestment and mix

8IDEX Proprietary & Confidential Financials

9IDEX Proprietary & Confidential $136 $147 Q4'21 Q4'22 IDEX Q4 and FY 2022 Financial Performance Strong Revenue, Profitability, and Earnings (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘22 earnings release. ** FY 2022 Sales include accelerated deferred revenue of $17.9M. See Q4 ‘22 earnings release for description. Sales Adjusted Earnings per Share* Adjusted EBITDA Margin* Free Cash Flow* +12% Organic* 18% Increase +10 bps +8% $715 $811 Q4'21 Q4'22 $2,765 $3,182 FY'21 FY'22 $1.71 $2.01 Q4'21 Q4'22 $6.87 $8.12 FY'21 FY'22 $493 $489 FY'21 FY'22 26.9% 27.0% Q4'21 Q4'22 27.7% 27.9% FY'21 FY'22 +13% Organic* 18% Increase +20 bps -1% **

Full Year 2022 Adjusted EBITDA Walk



(Dollars in millions)
$ 765
91
58
1
(20)
(25)
14
$ 884
FY'21 Adjusted EBITDA*
Organic Flow Thru
Price/ Productivity/ Inflation
Mix
Growth Investments
Discretionary
Acq/Div /FX
FY'22 Adjusted EBITDA*
Flow through @ PY GM%* 45%
Organic flow through ex Acq / FX 30%
Total flow through 30%

Volume and price-cost partly offset by growth investments and discretionary spend

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '22 earnings release.

10

2023 Full Year Guidance Bridge

Figures below are reported net of taxes

	Sales ($M)	EPS
FY 2022 Actual - Reported	***$3,182***	***$7.71***
Restructuring expenses and asset impairments	-	0.05
Fair value inventory step-up charges	-	0.08
Net impact from the exit of a COVID-19 product offering	(18)	(0.01)
Gain on sale of business	-	(0.39)
Gains on sales of assets	-	(0.02)
Acquisition-related intangible asset amortization	-	0.70
FY 2022 Actual - Adjusted*	***$3,164***	***$8.12***
Organic Growth (1-5%) (Incl Price-Cost-Mix)	26 - 142	0.12 - 0.60
Net Productivity		0.06 - 0.08
Carryover Resource Investment / Discretionary		(0.09)
Resource Investment		(0.00) - (0.20)
Acquisition / Divestiture	168	0.43
FY 2023 Operational Range	***$3,358 - $3,474***	***$8.64 - $8.94***
	6 - 10% growth	**6 - 10% growth**
Interest Expense	-	(0.12)
FX	(13)	(0.02)
FY 2023 Guidance Range*	***$3,345 - $3,461***	***$8.50 - $8.80***
	6 - 10% Growth	**5 - 8% Growth**

IDEX

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '22 earnings release.

11

12IDEX Proprietary & Confidential First Quarter Full Year Current Guidance Current Guidance Revenue% vs. Prior Year Organic* 3-5% 1-5% EBITDA% Adjusted* ~27% 28%+ Earnings per Share Reported $1.74 - $1.79 $7.55- $7.85 Adjusted* $1.98 - 2.03 $8.50 - $8.80 Other Modeling Items: FX Impact on Sales -2% -a) 0% -a) Acquisition/Divestiture impact on Sales 9% 5% Tax Rate 22.0% 22.0% Capital Expenditures $70+ million Free Cash Flow % of Adjusted Net Income 100%+ Corporate Costs ~$26 million ~$88 million (a - Based on 12/31/2022 FX rate 2023 Guidance Summary *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘22 earnings release.

13IDEX Proprietary & Confidential IDEX 2023 Focus Foundational Execution Build Great Global Teams Capital Deployment

14IDEX Proprietary & Confidential Appendix

15IDEX Proprietary & Confidential Fluid & Metering Technologies Q4 Highlights:  Consistent Industrial day rates  Strong Agriculture market with tailwind to Precision Ag applications  Municipal Water project wins  Stable Energy and Softer Chemical  Strong price-cost and productivity driving margin expansion Strong growth and margin expansion (Dollars in millions) Q4 Sales Mix: Organic 9% Acquisition/Divestiture 8% FX (3%) Reported Sales 14% *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘22 earnings release. 28.2% 30.0% Q4'21 Q4'22 Orders Sales Adjusted EBITDA Margin* $267 $297 Q4'21 Q4'22 +180 bps* $1,080 $1,216 FY'21 FY'22 $253 $288 Q4'21 Q4'22 $999 $1,167 FY'21 FY'22 29.7% 32.1% FY'21 FY'22 7% Organic* 8% Organic* 9% Organic* 13% Organic* +240 bps*

16IDEX Proprietary & Confidential Health & Science Technologies Q4 Sales Mix: Organic 19% Acquisition 5% FX (4%) Reported Sales 20% Q4 Highlights:  Strong NexGen sequencing and global broadband demand  Life Science & AI OEMs holding excess inventory  Slowing semiconductor market but leveraging share gain to offset  Premium Automotive market showing signs of improvement  Lower productivity, unfavorable mix, and resource investments more than offset strong volume leverage and favorable price-cost Strong targeted growth initiative volume (Dollars in millions) 31.8% 30.3% Q4'21 Q4'22 Orders Sales Adjusted EBITDA Margin* $349 $320 Q4'21 Q4'22 -150 bps* $1,254 $1,365 FY'21 FY'22 $294 $353 Q4'21 Q4'22 $1,122 $1,339 FY'21 FY'22 31.7% 31.2% FY'21 FY'22 -8% Organic* 5% Organic* 19% Organic* 15% Organic* -50 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘22 earnings release. ** FY 2022 Orders and Sales include accelerated deferred revenue of $17.9M. See Q4 ‘22 earnings release for description. ****

Fire & Safety / Diversified Products

(Dollars in millions)

Orders


9% Organic*
$181
$188
Q4'21
Q4'22
4% Organic*
$700
$701
FY'21
FY'22

Sales


6% Organic*
$169
$171
Q4'21
Q4'22
9% Organic*
$648
$679
FY'21
FY'22

Adjusted EBITDA Margin*


-90 bps*
28.2%
27.3%
Q4'21
Q4'22
-160 bps*
28.7%
27.1%
FY'21
FY'22

Q4 Sales Mix:		
	Organic	6%
	FX	(5%)
	Reported Sales	1%

Q4 Highlights:

- US and European Fire OEM volumes remain constrained by supply chain issues
- Strong acceptance of E3 rescue tool and distribution channel growth
- Continued strong BandIT performance across Industrial, Energy, and Automotive
- Dispensing North America Project Orders for 2023 delivery
- Unfavorable mix due to lower Dispensing sales more than offsets positive-price cost

Achieved positive price-cost and strong Rescue / BandIT growth

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '22 earnings release.

17

4Q 2022 Adjusted EBITDA Walk

(Dollars in millions)



$ 192
18
22
(3)
(5)
(6)
1
$ 219
4Q'21 Adjusted EBITDA*
Organic Flow Thru
Price/ Productivity/ Inflation
Mix
Growth Investments
Discretionary
Acq/Div /FX
4Q'22 Adjusted EBITDA*
Flow through @ PY GM%* 44%
Organic flow through ex Acq / FX 29%
Total flow through 28%

Volume and price-cost partly offset by mix, growth investments, and discretionary

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '22 earnings release.

18

4Q 2022 Adjusted Operating Income Walk

(Dollars in millions)



$ 163
18
22
(3)
(5)
(6)
(4)
$ 185
4Q'21 Adj Op Income*
Organic Flow Thru
Price/ Productivity/ Inflation
Mix
Growth Investments
Discretionary
Acq/Div /FX
4Q'22 Adj Op Income*
Flow through @ PY GM% * 44%
Organic flow through ex Acq / FX 30%
Total flow through 23%

Volume and price-cost partly offset by mix, growth investments, and discretionary

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '22 earnings release.

19

20IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliations of the Change in Net Sales to Organic Net Sales (1) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application.

21IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliations of Reported-to-Adjusted Gross Profit and Margin and Net Sales to Adjusted Net Sales (1) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application.

22IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Net Income (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application

23IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted EPS (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application.

24IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliations of Net Income to Adjusted EBITDA

25IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliations of Net Income to Adjusted EBITDA and Net Sales to Adjusted Net Sales (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application

26IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Cash Flows from Operating Activities to Free Cash Flow For the Quarter Ended December 31, For the Year Ended December 31, 2022 2021 2022 2021 Cash flow from operating activities $ 167.3 $ 163.1 $ 557.4 $ 565.3 - Capital expenditures 20.0 27.2 68.0 72.7 Free cash flow $ 147.3 $ 135.9 $ 489.4 $ 492.6

27IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Estimated 2023 EPS to Adjusted EPS Attributable to IDEX Guidance First Quarter 2023 Full Year 2023 Estimated diluted EPS attributable to IDEX $1.74 - $1.79 $7.55 - $7.85 + Acquisition-related intangible asset amortization $0.31 $1.21 + Tax impact on acquisition-related intangible asset amortization $(0.07) $(0.26) Estimated adjusted diluted EPS attributable to IDEX $1.98 - $2.03 $8.50 - $8.80 Reconciliation of Estimated 2023 Net Income to Adjusted EBITDA

28IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Operating Income and Margin Due to the change in the segment measure of profit and loss from operating income to Adjusted EBTIDA during the fourth quarter of 2022, the Company included this table for transition purposes only.

29IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Operating Income and Margin (1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. Due to the change in the segment measure of profit and loss from operating income to Adjusted EBTIDA during the fourth quarter of 2022, the Company included this table for transition purposes only.